EQUITABLE VARIABLE LIFE INSURANCE COMPANY

1285 Avenue of the Americas
New York, New York 10019


EQUITABLE
VARIABLE LIFE INSURANCE COMPANY
NEW YORK,  N.Y.
       (EVLICO LOGO)


                               SEPARATE ACCOUNT I
                                       OF
                    EQUITABLE VARIABLE LIFE INSURANCE COMPANY

                                 March 22, 1985


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

         Re: Amended and Restated Notice of Election pursuant to Section 27(g) and Rule 27g-1 thereunder to be Governed by Section 27(h) of the Investment Company Act of 1940
              ----------------------------------------------------------------

Commissioners:

         Pursuant to Rule 27g-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), Separate Account I of Equitable Variable Life Insurance Company ("EVLICO") hereby amends and restates its election to be governed by the provisions of Section 27(h) of the 1940 Act rather than the provisions of Sections 27(a) and 27(d) thereof to read in its entirety as set forth below.

         Separate Account I hereby elects, pursuant to Rule 27g-1(a) under the 1940 Act, to be governed by the provisions of Section 27(h) with regard (i) to its variable life insurance policy form nos. 83-09 and 85-09 and (ii) to all other forms of variable life insurance policies under which interests have been registered under the Securities Act of 1933 (File Nos. 2-54015 and, pursuant to Rule 429(b), 2-48988) prior to the date of this amended and restated election, except its policy form nos. 84-11 and 85-11.

                                               Very truly yours,

                                               SEPARATE ACCOUNT I OF
                                               EQUITABLE VARIABLE LIFE
                                               INSURANCE COMPANY


                                               By /s/ SIGNATURE UNREADABLE
                                                 -------------------------------
                                                 Vice President, Equitable
                                                 Variable Life Insurance
                                                 Company, on behalf of
                                                 Separate Account I


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